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                                                                   EXHIBIT 24.01


                                POWER OF ATTORNEY

     The undersigned, a Director of Ceridian Corporation (the "Company"), a Delaware corporation, does hereby make, nominate and appoint JOHN R. EICKHOFF and GARY M. NELSON, and each of them, to be my attorney-in-fact for three months from the date hereof, with full power and authority to execute for and on behalf of the undersigned the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended; provided that such Form 10-K is first reviewed by the Audit Committee of the Board of Directors of the Company and by my attorney-in-fact, and his name, when thus signed, shall have the same force and effect as though I had manually signed such Form 10-K.

     I have signed this Power of Attorney as of February 4, 2000.


                                            /s/ Bruce R. Bond
                                            -------------------------------
                                            Bruce R. Bond

                                            /s/ William J. Cadogan
                                            -------------------------------
                                            William J. Cadogan

                                            /s/ Nicholas D. Chabraja
                                            -------------------------------
                                            Nicholas D. Chabraja

                                            /s/ Ruth M. Davis
                                            -------------------------------
                                            Ruth M. Davis

                                            /s/ Robert H. Ewald
                                            -------------------------------
                                            Robert H. Ewald

                                            /s/ Richard G. Lareau
                                            -------------------------------
                                            Richard G. Lareau

                                            /s/ Ronald T. LeMay
                                            -------------------------------
                                            Ronald T. LeMay

                                            /s/ George R. Lewis
                                            -------------------------------
                                            George R. Lewis

                                            /s/ Lawrence Perlman
                                            -------------------------------
                                            Lawrence Perlman

                                            /s/ Ronald L. Turner
                                            -------------------------------
                                            Ronald L. Turner

                                            /s/ Carole J. Uhrich
                                            -------------------------------
                                            Carole J. Uhrich

                                            /s/ Paul S. Walsh
                                            -------------------------------
                                            Paul S. Walsh